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                                   EXHIBIT 1


              Directors and Executive Officers of Razorfish, Inc.


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Name                      Business Address      Present Principal Occupation or     Citizenship
                                                           Employment
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
Jeffrey A. Dachis     107 Grand Street,         President, Chief Executive        U.S.A.
                      New York, NY 10013        Officer, Treasurer and Director
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Craig M. Kanarick     107 Grand Street,         Chief Scientist, Vice Chairman    U.S.A.
                      New York, NY 10013        of the Board, Secretary and
                                                Director
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Per I.G. Bystedt      107 Grand Street,         Chairman of the Board and         Sweden
                      New York, NY 10013        Director
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Jonas S.A. Svensson   107 Grand Street,         Vice Chairman of the Board,       Sweden
                      New York, NY 10013        Executive Vice President --
                                                Corporate Development and
                                                Director

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Peter Seidler         107 Grand Street,         Chief Creative Officer            U.S.A.
                      New York, NY 10013
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Susan Black           107 Grand Street,         Chief Financial Officer           U.S.A.
                      New York, NY 10013
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Michael S. Simon      107 Grand Street,         Executive Vice President --       U.S.A.
                      New York, NY 10013        Business Affairs and General
                                                Counsel

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Jean-Philippe Maheu   107 Grand Street,         Executive Vice President --       U.S.A.
                      New York, NY 10013        North American Operations
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Anders Eriksson       107 Grand Street,         Executive Vice President --       Sweden
                      New York, NY 10013        European Operations
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Evan Orensten         107 Grand Street,         Executive Vice President --       U.S.A.
                      New York, NY 10013        Global Intelligence and
                                                Knowledge Management
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Johan Ihrfelt         107 Grand Street,         Executive Vice President --       Sweden
                      New York, NY 10013        Mergers and Acquisitions --
                                                Europe
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Carter F. Bales       107 Grand Street,         Director              U.S.A.
                      New York, NY 10013
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Kjell A. Nordstrom    107 Grand Street,         Director              Sweden
                      New York, NY 10013
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John Wren             107 Grand Street,         Director              U.S.A.
                      New York, NY 10013
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